Exhibit 10.32

Portions of this Exhibit have been redacted because they are both (i) not material and (ii) would be competitively harmful if publicly disclosed or constitutes personal information. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

FIRST AMENDMENT TO

EXECUTIVE EMPLOYMENT AGREEMENT

 This FIRST AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT (this “Amendment”) is entered into by and between Iovance Biotherapeutics, Inc., a Delaware corporation (the “Company”), and Daniel Gordon Kirby (the “Executive”) (collectively, the “Parties”), effective as of December 3, 2025 (the “Effective Date”).

WHEREAS, the Parties entered into that certain Executive Employment Agreement, effective as of January 25, 2025 (the “Employment Agreement”); and

WHEREAS, the Parties desire to amend the Employment Agreement as set forth herein;

NOW, THEREFORE, in consideration of the foregoing, the promises and obligations set forth below and for other good and valuable consideration, the receipt of which is hereby acknowledged by the Parties, the Parties agree and intend to be legally bound, as follows:

1.Amendment. Exhibit A of the Employment Agreement is hereby deleted and replaced in its entirety with the following:

PSUs

PSUs Fiscal Year 2025 Revenue	Percentage of Target Shares Earned	Total target shares earned
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

2.Ratification. Except as hereby amended, the Employment Agreement shall remain unmodified and, as hereby amended, is ratified and affirmed and is in full force and effect.

3.Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, and all of which shall constitute the same agreement.

[Signature Page Attached]

IT WITNESS WHEREOF, the Parties have executed this Amendment to be effective as of the Effective Date.

COMPANY:

Iovance Biotherapeutics, Inc.

By:	/s/ Frederick Vogt
Name:	Frederick Vogt, Ph.D., J.D.
Title:	Interim Chief Executive Officer and President, and General Counsel
Date:	December 16, 2025

EXECUTIVE:

/s/ Daniel Kirby
Daniel Gordon Kirby
Date:	December 15, 2025